Exhibit 10.29

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P. O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT AMENDMENT No. 2

VIA FAX:

TO:	Pioneer Natural Resources USA, Inc.
Attn: Contract Management Services
Fax: (972) 969-3574
Trader: Deb Stewart

FROM:	Occidental Energy Marketing, Inc.
Trader: Mark Hafner

RE:	Occidental Contract # 0403-PNR-13603-P	Amendment #2

This Amendment Number 2 to the Crude Oil Contract between Occidental Energy Marketing, Inc. (“OEMI”) and Pioneer Natural Resources USA, Inc. (“Counterparty”) dated March, 2004 (the “Contract”) is entered into as of April 4, 2011.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree that the Contract is hereby amended effective May 1, 2011 as set forth below.

Change the location differentials on the following leases on the contract and Exhibit “A”:

Lease Name	Old Differential	New Differential
PRESTON SPRABERRY TR 1	$0.60	$0.95
PRESTON SPRABERRY UT TR 42	$0.60	$0.75
PRESTON SPRABERRY UT-7	$0.60	$0.75
PRESTON SPRABERRY UT TR 11	$0.60	$0.75
PRESTON SPRABERRY UT TR 14	$0.60	$0.75
PRESTON SPRABERRY UT TR 15	$0.60	$0.75
PRESTON SPRABERRY UT TR 16	$0.60	$0.75
PRESTON SPRABERRY UT TR 17	$0.60	$0.75
PRESTON SPRABERRY UT TR 18	$0.60	$0.75
PRESTON SPRABERRY UT TR 20	$0.60	$0.75
PRESTON SPRABERRY UT TR 21	$0.60	$0.75
PRESTON SPRABERRY UT TR 22	$0.60	$0.75
PRESTON SPRABERRY UT TR 24	$0.60	$0.75
PRESTON SPRABERRY UT TR 25	$0.60	$0.75
PRESTON SPRABERRY UT TR 26	$0.60	$0.75
PRESTON SPRABERRY UT TR 27	$0.60	$0.75
PRESTON SPRABERRY UT TR 28	$0.60	$0.75
PRESTON SPRABERRY UT TR 29	$0.60	$0.75
PRESTON SPRABERRY UT TR 30	$0.60	$0.75
PRESTON SPRABERRY UT TR 31	$0.60	$0.75
PRESTON SPRABERRY UT TR 33	$0.60	$0.75
PRESTON SPRABERRY UT TR 34	$0.60	$0.75
PRESTON SPRABERRY UT TR 38	$0.60	$0.75
PRESTON SPRABERRY UT TR 39	$0.60	$0.75
PRESTON SPRABERRY UT TR 40	$0.60	$0.75

04/04/2011

Lease Name	Old Differential	New Differential
PRESTON SPRABERRY UT TR 41	$0.60	$0.75
PRESTON SPRBY DEAN TR 41	$0.60	$0.95
PRESTON SPRABERRY UT TR 44	$0.60	$0.75
PRESTON SPRABERRY UT PSU-C.B.	$0.60	$0.75
PRESTON SPRABERRY UT TR 12A	$0.60	$0.75
PRESTON SPRBY DEAN TR 19 A	$0.60	$0.95
PRESTON SPRABERRY UT	$0.60	$0.75
PRESTON SPRABERRY UT TR 21B	$0.60	$0.75
PRESTON SPRABERRY UT TR 23B	$0.60	$0.75
PRESTON SPRABERRY UT TR 31B	$0.60	$0.75
PRESTON SPRABERRY UT TR 32A	$0.60	$0.75
PRESTON SPRABERRY UT TR 33B	$0.60	$0.75
PRESTON SPRABERRY UT TR 34A	$0.60	$0.75
PRESTON SPRABERRY UT TR 34B	$0.60	$0.75
PRESTON SPRABERRY UT TR 37A	$0.60	$0.75
TXL -M- PRESTON SPBY UT 298808	$0.60	$0.75
PRESTON SPRABERRY UT TR 40B	$0.60	$0.75
PRESTON SPRABERRY UT TR 43A	$0.60	$0.75
PRESTON SPRABERRY UT TR 44 B	$0.60	$0.75
PRESTON SPRABERRY UT TR 45A	$0.60	$0.75
PRESTON SPRABERRY UT TR 45B	$0.60	$0.75
PRESTON SPRABERRY UT TR 46A	$0.60	$0.75

All other terms of the agreement are unchanged.

Agreed to and approved by:

OEMI

/s/ Mark Hafner
Mark Hafner
Director, Crude Oil Acquisitions

Agreed to and approved by:

Pioneer Natural Resources USA, Inc.

04/04/2011